Exhibit 10.1
BEVERLY ENTERPRISES, INC.
UNANIMOUS WRITTEN CONSENT
OF
THE BOARD OF DIRECTORS
September 6, 2005
     The undersigned, being all of the members of the Board of Directors (the “Board”) of Beverly Enterprises, Inc., a Delaware corporation (the “Company”), and acting pursuant to Section 141(f) of the Delaware General Corporation Law (the “DGCL”), by unanimous written consent in lieu of a meeting, as evidenced by the signatures set forth below, hereby adopt the following resolutions and agree that adoption of such resolutions shall be valid and binding with the same force and effect as though such resolutions had been adopted at a meeting of the Board duly noticed, called and held:
1. Special Director Compensation
     WHEREAS, John D. Fowler, Jr., member of the Board, has assumed the de facto role of a “lead director” in supervising the advisors of the Company and acting as the primary Board liaison with the Company and its advisors in connection with the auction and potential sale of the Company, and by taking a prominent role in evaluating the transactional and structural aspects of the various bids received for the Company and developing the Company’s tactics and strategy in responding to them;
     WHEREAS, in recognition of the significant oversight responsibilities and additional time Mr. Fowler has personally undertaken in connection with the auction and potential sale of the Company, the Board has considered the grant to Mr. Fowler of a special compensation payment in the amount of $45,000 (the “Special Compensation”), representing special payment of $15,000 per month for the months of June, July and August; and
     WHEREAS, in recognition of his service to the Company, the Board has determined it to be in the best interests of the Company to grant such Special Compensation to Mr. Fowler.
     NOW THEREFORE, BE IT RESOLVED, that Mr. Fowler be, and hereby is, granted the Special Compensation; and it is further
     RESOLVED, that the officers of the Company be, and each of them hereby is, authorized and directed for and on behalf of the Company to cause the Special Compensation to be delivered to Mr. Fowler.

2. General Authority
     RESOLVED, that each officer of the Company be, and each of them hereby is, authorized and directed for and on behalf of the Company to make or cause to be made, and to execute and deliver, all such additional documents, agreements, instruments and certificates, with or without the corporate seal affixed thereto, attested or unattested, and to take any further actions as such officers may in his, her or their discretion, at any time or from time to time, deem necessary or desirable to carry out the purpose and intent of the foregoing resolutions; and it is further
     RESOLVED, that the signing by any of the officers of the Company of any of the documents or instruments referred to in or contemplated by the foregoing resolutions or the taking by them of any actions to carry out the foregoing shall conclusively establish the officer’s approval of the form of any such documents or instruments signed by him and of the actions referred to therein or contemplated thereby and also the officer’s determination that such documents, instruments and actions are desirable or appropriate; and it is further
     RESOLVED, that this Unanimous Written Consent of the Board of Directors may be executed in any number of counterparts, and any such counterpart shall be deemed to be an original instrument but all such counterparts together shall constitute one Written Consent.
(Remainder of Page Intentionally Left Blank)

     IN WITNESS WHEREOF, the undersigned have executed this unanimous Written Consent of the Board of Directors as of the date first set forth above.

/s/ William R. Floyd	/s/ Ivan R. Sabel

William R. Floyd, Chairman	Ivan R. Sabel

/s/ Melanie Creagan Dreher	/s/ Donald L. Seeley

Melanie Creagan Dreher	Donald L. Seeley

/s/ John P. Howe III	/s/ Marilyn R. Seymann

John P. Howe III	Marilyn R. Seymann

/s/ James W. McLane

James W. McLane
     IN WITNESS WHEREOF, the undersigned has recused from voting on the above matter, but consents to the adoption of this Unanimous Written Consent of the Board of Directors as of the date first set forth above.

/s/ John D. Fowler, Jr.

John D. Fowler, Jr.